UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2008 (January 23, 2008)

ASIA SPECIAL SITUATION ACQUISITION CORP. (Exact name of registrant as specified in its charter)

Cayman Islands (State or other jurisdiction of incorporation)	001-33916 (Commission File Number)	Not Applicable (IRS Employer Identification No.)

c/o M & C Corporate Services Limited
P.O. Box 309GT, Ugland House
South Church Street
George Town, Grand Cayman
Cayman Islands
Telephone No.: (407) 805-0879
(Address and telephone number of Registrant's principal
executive offices and principal place of business)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

ྎ	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

ྎ	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

ྎ	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

ྎ	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities.

See Item 8.01 below.

Item 8.01 Other Events.

On January 23, 2008, the initial public offering (“IPO”) of 10,000,000 units of Asia Special Situation Acquisition Corp. (the “Company”) was consummated. Each unit issued in the IPO (the “Units”) consists of one ordinary share, $.0001 par value per share (the “Ordinary Shares”), and one warrant, each warrant to purchase one Ordinary Share at an exercise price of $7.50 per Ordinary Share. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $100,000,000. Prior to the consummation of the IPO, the Company completed a private placement of 5,725,000 warrants to the Company’s sponsor in connection with the IPO, Ho Capital Management LLC, an entity co-managed and jointly owned by Angela Ho, the Company’s chief executive officer and chairman, and Noble Investment Fund Limited (the “Private Placement”), generating gross proceeds of $5,725,000. The audited financial statements as of January 23, 2008 reflecting receipt of the proceeds of the IPO and the Private Placement are included as Exhibit 99.1 to this Current Report on Form 8-K.

On January 24, 2008, the Company issued a press release, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K, announcing the consummation of the IPO and the Private Placement.

The Company is including as exhibits to this Current Report on Form 8-K executed copies of its (i) Warrant Agreement with Continental Stock Transfer & Trust Company, (ii) Unit Purchase Options in favor of Maxim Partners, LLC and CRT Capital Group LLC, (iii) Underwriting Agreement with Maxim Group LLC, as representative of the underwriters, (iv) Investment Management Trust Agreement with Continental Stock Transfer & Trust Company, (v) Stock Escrow Agreement with the initial shareholders of the Company named therein and Continental Stock Transfer & Trust Company, (vi) Registration Rights Agreement with the investors named therein, and (vii) Subscription Agreement with Ho Capital Management LLC.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

Not applicable.

(b) Pro forma financial information.

Not applicable.

(c) Shell company transactions.

Not applicable.

(d) Exhibits.

Exhibit Number	Description
4.1	Warrant Agreement by and between Asia Special Situation Acquisition Corp. and Continental Stock Transfer & Trust Company.
4.2	Unit Purchase Option in favor of Maxim Partners, LLC.
4.3	Unit Purchase Option in favor of CRT Capital Group LLC.
10.1	Underwriting Agreement by and between Asia Special Situation Acquisition Corp. and Maxim Group LLC, as representative of the underwriters.
10.2	Investment Management Trust Agreement by and between Asia Special Situation Acquisition Corp. and Continental Stock Transfer & Trust Company.
10.3	Stock Escrow Agreement by and among Asia Special Situation Acquisition Corp., the initial shareholders named therein and Continental Stock Transfer & Trust Company.
10.4	Registration Rights Agreement by and among Asia Special Situation Acquisition Corp. and the investors named therein.
10.5	Subscription Agreement by and between Asia Special Situation Acquisition Corp. and Ho Capital Management LLC.
99.1	Audited Financial Statements.
99.2	Press Release of Asia Special Situation Acquisition Corp. dated January 24, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASIA SPECIAL SITUATION ACQUISITION CORP.

Date: January 25, 2008	By:	/s/ Angela Ho
Angela Ho
Chief Executive Officer (Principal Executive Officer)